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                                                                  Exhibit 11(b)

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated September 30, 1997 in Post-Effective Amendment No. 1 to the Registration Statement (Form N-1A File No. 333-32483) of the Eureka Funds.

                                                  /s/ Ernst & Young LLP

Columbus, Ohio
February 20, 1998